UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 21, 2019

Alector, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38792	82-2933343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Oyster Point Blvd. Suite 300

South San Francisco, California 94080

(Address of principal executive offices, including zip code)

(415) 231-5660
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.  Results of Operations and Financial Condition.

On March 26, 2019, Alector, Inc. (the “Company”) announced its financial results for the quarter and year ended December 31, 2018. A press release announcing these results, which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On March 21, 2019, the Compensation Committee of the Board of Directors (the “Board”) of the Company approved annual base salaries, effective January 1, 2019, and target cash incentive compensation plan percentages for 2019 (reflected as a percentage of base salary) for the following principal executive officer, principal financial officer and other named executive officers of the Company:

Name and Current Position	Salary Increase ($)	2019 Base Salary	2019 Target Cash Incentive Compensation Plan
Arnon Rosenthal, Chief Executive Officer	$129,100	$525,000	50%
Calvin Yu, Vice President, Finance	$10,700	$260,600	30%
Robert Paul, M.D., Chief Medical Officer	$66,100	$392,100	40%
Robert King, Ph.D., Chief Development	$10,600	$362,500	40%

A description of our cash executive incentive compensation plan can be found under the section titled “Executive Compensation” in our prospectus relating to our initial public offering of common stock filed with the SEC on February 7, 2019 pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

Investors and others should note that we may announce material business and financial information to our investors using our investor relations website (https://investors.alector.com), SEC filings, webcasts, press releases, and conference calls. We use these mediums, including our website, to communicate with our members and public about our company, our products, and other issues. It is possible that the information that we make available may be deemed to be material information. We therefore encourage investors and others interested in our company to review the information that we make available on our website.

All of the information furnished in Item 2.02, Item 7.01 and Item 9.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statement and Exhibits.

(d)

Exhibit

99.1*Press Release dated March 26, 2019

*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities and Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALECTOR, INC.

Date: March 26, 2019	By:	/s/ Arnon Rosenthal
Arnon Rosenthal, Ph.D.
Co-Founder and Chief Executive Officer